                                                                    EXHIBIT 10.2


                           HEALTH SERVICES AGREEMENT

                                by and between


                           HIP OF NEW JERSEY, INC.,


                                      and


                      PINNACLE HEALTH ENTERPRISES, L.L.C.



                           Dated as of July 24, 1997


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           HEALTH SERVICES AGREEMENT
                           -------------------------

         THIS HEALTH SERVICES AGREEMENT (the " Agreement") is dated as of the
                                               ---------
24th day of July, 1997, by and between HIP of New Jersey, Inc., a New Jersey not-for-profit corporation (the "Plan"), and Pinnacle Health Enterprises,
                                 ----
L.L.C., a Delaware limited liability company ("PHE").
                                               ---

                                  WITNESSETH:

         WHEREAS, the Plan is a federally qualified and state certified health maintenance organization conducting business under the name of "HIP Health Plan of New Jersey" and provides, or arranges for the provision of, Covered Services for Covered Persons; and

         WHEREAS, PHE is an Integrated System of Care(R) or ISOC(R) comprised of PHE Providers in the State, and is authorized to contract on their behalf with managed care plans, and coordinate the delivery of, and reimbursements for, a continuum of health care services; and

         WHEREAS, the Plan wishes to have PHE, through its ISOC(R), arrange for the delivery of Covered Services to Covered Persons enrolled in the Plan's Coverage Plans on the terms and conditions set forth herein; and

         WHEREAS, PHE and PINNACLE MEDICAL GROUP, P.A., a New Jersey professional corporation (the "Medical Group") have entered into a Medical
                               -------------
Services Agreement dated as of February 28, 1997 and annexed hereto as Exhibit A
                                                                       ---------
pursuant to which Physicians and other Providers agree to provide Covered Services for Center Covered Persons; and

         WHEREAS, through a series of Provider Agreements entered into and to be entered into by PHE with Providers throughout the State, PHE has developed and will develop a network pursuant to which Physicians and other Providers can provide Covered Services to Covered Persons; and

         WHEREAS, the effectiveness of this Agreement is contingent upon the consummation of the transactions related to this Agreement, including the receipt of all necessary governmental approvals and consents in connection herewith.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            SECTION 1 - DEFINITIONS

As used herein, the terms below shall have the following meanings:

"Accreditation Agency" means any non-governmental accreditation agency,
 --------------------
including without limitation NCQA, which monitors, audits, accredits or performs other similar functions with respect to health maintenance organizations and other managed care organizations.

"Affiliate" means, with respect to any Person, any other Person that directly or
 ---------
indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition, "control" means either:

         (a) the possession, directly or indirectly, of the power to direct or to cause the direction of the management of the affairs of a Person or the conduct of the business of a Person; or

         (b) the holding of a direct or indirect equity or voting interest of 50% or more in the Person.

PHP and the Medical Group shall each be deemed to be an Affiliate of PHE.

"Agreement" means this Health Services Agreement between the Plan and PHE,
 ---------
including all exhibits and attachments hereto, as the same may be amended from time to time in conformity herewith.

"ASO"  means administrative services only.
 ---

"Capitation Payments" means the payments described in Attachment 1.1 to be made
 -------------------                                  --------------
by the Plan to PHE for Covered Services.

"Centers" means, collectively, the Health Care Centers and any other health care
 -------
centers which were not previously owned or operated by the Plan and currently are or hereinafter will be owned or operated by PHE or one of its Affiliates, including without limitation Medical Group, within the State to provide or arrange for the provision of health care services.

"Center Covered Persons" means any Person entitled to Covered Services under his
 ----------------------
or her Coverage Plan, or any other Person designated by the Plan, who has elected or been designated to receive primary care Covered Services at the Centers.

"Claim" and "Claim Notice" have the meanings given to such terms in Section 5.3.
 ------------------------

"Closing Date" means the date of the closing of all transactions between the
 ------------
Plan and PHE and its Affiliates related to this Agreement.

"Coinsurance" means the amount (expressed as a percentage) of allowable expenses
 -----------
payable by a Covered Person for the cost of Covered Services, including those amounts payable pursuant to an out-of-network benefit or an indemnity or POS Coverage Plan.

"Copayment" means those charges permitted under a Covered Person's Coverage Plan
 ---------
which should be collected directly by Physicians or Health Care Providers from a Covered Person as partial payment for Covered Services.

"Coverage Plan" means a plan of health care coverage that is provided or
 -------------
administered by the Plan or its Affiliates for:

         (a) one or more employers or other groups through contracts, including but not limited to insurance contracts, health maintenance organization contracts, POS contracts, employer funded or ASO contracts, or any other plan provided or administered by the Plan or its Affiliates; or

         (b) one or more individuals through contracts such as health maintenance organization contracts or Medicare or Medicaid contracts.

"Covered Person" means, collectively, Center Covered Persons and Network Covered
 --------------
Persons.

"Covered Services" means all Medically Necessary health care services and
 ----------------
supplies covered under and in accordance with the terms (including any required preauthorization) of the applicable Coverage Plan, or as required by applicable law, rules or regulations, for Covered Persons.

"Covering Physician" means (a) in the case of Covered Services provided to
 ------------------
Center Covered Persons, a Physician chosen directly or indirectly by PHE or the Medical Group, and (b) in the case of Covered Services provided to Network Covered Persons, a Physician who is either a PHE Provider [******************** ****************************************************************] in each case who is to provide Covered Services to Covered Persons during a time period when a Covered Person's regular PHE Provider is not available.

"Credentialing" means a process by which the professional credentials and
 -------------
professional qualifications of Physicians, and, if applicable, Health Care Providers are reviewed, both prior to first providing Covered Services to Covered Persons and periodically thereafter, to determine whether or not they meet the Plan's requirements for providing or arranging for Covered Services to Covered Persons under Coverage Plans. This term specifically includes recredentialing.

"Deductible" means the portion of the cost of Covered Services which a Covered
 ----------
Person must pay before the Plan is obligated to pay for such Covered Services.

"Delegation Agreement" means the delegation agreement in the form annexed hereto
 --------------------
as Attachment 1.2 to be entered into between Plan and PHE on the Closing Date.
   --------------

"Delegated Functions" means those administrative and medical management
 -------------------
functions which PHE shall perform or cause to be performed on behalf of the Plan pursuant to the Delegation Agreement.

"Edison Health Care Center" means the health care center located at 312 Pierson
 -------------------------
Avenue in Edison, New Jersey which shall be conveyed by the Plan to PHE.

"Effective Date" means (a) if the Closing Date shall be on or before the 15th
 --------------
day of a month, the first day of such month, or (b) if the Closing Date shall be after the 15th day of a month, the first day of the next succeeding month, or
(c) such other date as is mutually agreed upon by the Plan and PHE.

"Emergency" means a medical condition manifesting itself by acute symptoms of
 ---------
sufficient severity including, but not limited to, severe pain, psychiatric disturbances and/or symptoms of substance abuse such that absence of immediate attention could reasonably be expected to result in: placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy; serious impairment to bodily functions; or serious dysfunction of a bodily organ or part. With respect to a pregnant woman who is having contractions, an emergency exists where: there is inadequate time to effect a safe transfer to another hospital before delivery; or the transfer may pose a threat to the health or safety of the woman or the unborn child.

"Exclusive Health Care Centers" means those Centers so designated in Attachment
 -----------------------------                                       ----------
1.3.
---

"Financial Risk" has the meaning given to such term in N.J.A.C. 8:38-1.2, as
 --------------                                        --------
amended from time to time.

[******************************************************************************
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*******************************************************************************
*******************************************************************************
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***********************************]

"Force Majeure"  has the meaning given to such term in Section 7.14.
 -------------

"Health Care Centers" means those health care centers, listed in Attachment 1.3,
 -------------------                                             --------------
which PHE will lease and, in the case of the Edison Health Care Center, which will be conveyed to PHE by the Plan, which will be staffed by Medical Group to provide Covered Services as described in this Agreement.


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Health Care Provider" means an individual or organization (other than a
 --------------------
Physician, Supplier, or Institutional Care Facility) who or which is certified, licensed or otherwise recognized to provide health care services in the state where such services shall be furnished.

"Institutional Care Facility" means a hospital, acute care facility, sub-acute
 ---------------------------
care facility, rehabilitation facility, skilled nursing care facility, or other institution which:

         (a) provides facilities for inpatient and/or outpatient health care services; and

         (b) has all necessary licenses, approvals and authorizations to operate as such a facility.

"Losses"  has the meaning given to such term in Section 5.3.
 ------

"Managed Care Organization" means any of the following (other than the Plan or
 -------------------------
its Affiliates): (a) any health maintenance organization; (b) any comprehensive medical plan; (c) an exclusive provider organization; or (d) any Person other than PHE or its Affiliates offering or operating a point-of-service plan, or preferred provider organization.

"Medical Group" means Pinnacle Medical Group, P.A., a New Jersey professional
 -------------
corporation.

"Medical Services Agreement" means the agreement between PHE and Medical Group,
 --------------------------
annexed hereto as Exhibit A.
                  ---------

"Medically Necessary" means any health care service or supply provided by a
 -------------------
Provider for the diagnosis or treatment of a Covered Person's condition and which the Plan determines is:

         (a) consistent with the symptoms, diagnosis and treatment of the Covered Person's condition;

         (b)       in accordance with standards of good medical practice;

         (c) not primarily for the convenience of the Covered Person, the Covered Person's family, or his or her Provider; and

         (d) approved by the appropriate medical body or board for the Covered Person's condition.

"NCQA"  means the National Committee for Quality Assurance.
 ----

"Network Covered Persons" means any person entitled to Covered Services under
 -----------------------
his or her Coverage Plan, or any other Person designated by the Plan, who has elected or been designated to receive primary care Covered Services through a PHE Provider, and who is not a Center Covered Person.

"Non-Covered Services" means those health care services and supplies which:
 --------------------

         (a) are not covered under the terms of a Covered Person's Coverage Plan, and are, therefore, the financial responsibility of the Covered Person; or

         (b) if a Covered Service, the total cost of such Covered Service which exceeds the limitations set forth in the Covered Person's Coverage Plan, and which excess amount is, therefore, the financial responsibility of the Covered Person.

"Non-Exclusive Health Care Centers" means those Health Care Centers so
 ---------------------------------
designated in Attachment 1.3 or determined pursuant thereto.
              --------------

"Person" means a natural person, partnership (general or limited), corporation,
 ------
limited liability company, trust, estate, association or other entity.

"PHE" means Pinnacle Health Enterprises, L.L.C., a Delaware limited liability
 ---
company.

"PHE Provider" means Medical Group and a Provider who has agreed to provide
 ------------
Covered Services to Covered Persons pursuant to:

         (a) an employment agreement or other contractual arrangement which it has entered into with Medical Group;

         (b) a Provider Agreement which it has entered into or under which it is covered with PHE; or

         (c) is a Plan Provider who is deemed to have entered into a Provider Agreement with PHE and who the Plan and PHE have agreed shall continue to provide Covered Services to Covered Persons.

"PHP"  means PHP Healthcare Corporation, a Delaware corporation.
 ---

"Physician" means a person licensed to practice medicine or osteopathy in a
 ---------
state where such person practices or a professional corporation or other business entity of such persons.

"Physician Incentive Plan" has the meaning specified in 42 C.F.R. (S)417.479, as
 ------------------------
amended from time to time.

"Plan"  means HIP of New Jersey, Inc. and its successors and permitted assigns.
 ----

"Plan's Medical Director" means the Physician identified by the Plan (and his or
 -----------------------
her designees) whose responsibilities include the oversight of the protocols and procedures constituting the Provider Guide as well as other medical management programs and such other responsibilities as determined by the Plan from time to time.

"Plan Provider" means a Provider who, as of the Effective Date, is not a PHE
 -------------
Provider, and is under a contractual arrangement with Plan.

"POS" means point of service.
 ---

"Primary Care Physician"  means a Physician who is a PHE Provider:
 ----------------------

         (a) specializing in family practice, general practice, internal medicine, or pediatrics; and

         (b) who is chosen by a Covered Person, or to whom a Covered Person is assigned, to:

                  i)        provide initial and primary medical care;

                  ii)       maintain the continuity of that medical care;

                  iii) initiate referrals to Specialty Care Physicians and other Health Care Providers who are Plan Providers or PHE Providers; and

                  iv) arrange and coordinate all Covered Services for Covered Persons who have selected or been assigned to such Primary Care Physician pursuant to this Agreement.

"Provider" means a Health Care Provider, Institutional Care Facility, Physician,
 --------
or Supplier.

"Provider Agreement" means a contractual arrangement between a Provider and PHE,
 ------------------
other than the Medical Services Agreement, whereby such Provider agrees to provide or arrange, inter alia, for the provision of some or all Covered Services to Covered Persons. A copy of the model Provider Agreement with a Physician is annexed hereto as Exhibit B.
                               ---------

"Provider Guide" means the protocols and procedures developed by the Plan which
 --------------
PHE shall cause all PHE Providers to follow with respect to the provision of Covered Services, as modified from time to time in accordance with this Agreement.

"Quality Improvement" means the continuous quality improvement program to
 -------------------
monitor the quality and appropriateness of care and services provided to Covered Persons.

"Risk Management" means that part of the Quality Improvement process involving
 ---------------
the reduction and/or prevention of losses and injuries to Covered Persons and employees, for identification, analysis, and evaluation of areas of potential loss, and for review of specific incidents (both reported and unreported).

"Specialty Care Physician"  means a Physician who:
 ------------------------

         (a) provides certain specialty medical care to Covered Persons upon referral by a Primary Care Physician; and

         (b)       is a PHE Provider.

"State"  means the State of New Jersey.
 -----

"Substantial Financial Risk" has the meaning specified in 42 C.F.R. (S)417.479,
 --------------------------
as amended from time to time.

"Supplier" means a Person who provides health care related products and services
 --------
and who has all necessary licenses, permits and authority to provide such products and services.

"**********************************************************************]

"**********************************************************************]

"Urgent Care" means a non-life-threatening condition that requires care by a
 -----------
Provider within twenty-four (24) hours.

"Utilization Management" means that part of the Quality Improvement process that
 ----------------------
involves a comprehensive effort to monitor access to and appropriate utilization of health care and services.


                                  SECTION 2 -
               INDEPENDENT CONTRACTOR-RELATIONSHIP OF PARTIES;
                   REPRESENTATIONS AND WARRANTIES OF PARTIES


2.1      Independent Contractors. The Plan and PHE are independent contractors
         -----------------------
         and separate legal entities. The relationship between the Plan and PHE is reflected in this Agreement, and neither the Plan, PHE, nor the employees, servants, agents or representatives of either, shall be considered the employee, servant, agent or representative of the other. None of the provisions of this Agreement are intended to create or to be construed as creating any agency, partnership, joint venture or employer-employee relationship between or among the Plan, PHE or any of their respective employees, servants, [****] or representatives. [**********************************************************************
         ********************************************************************
         ******************************************************************
         ******************************************************************
         ***************]

2.2      Physician-Patient Relationship. PHE shall, and shall cause Medical
         ------------------------------
         Group to, require in their Provider Agreements that each PHE Provider acknowledge and agree that such PHE Provider is solely responsible for all decisions regarding the medical care and treatment of Covered Persons and that the traditional relationship between physician


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         and patient shall in no way be affected by the terms of this Agreement, the Medical Services Agreement or the Provider Agreement, notwithstanding the fact that the Plan is ultimately responsible for determinations concerning claims, Utilization Management, coverage and benefit payment issues. Any determination by the Plan or PHE denying approval for a particular health care service shall not relieve said Provider from providing or recommending such service if it deems it appropriate.

2.3      Non-Covered Services. Subject to the provisions of Section 2.2 hereof
         --------------------
         and applicable law, PHE shall not be required hereunder to arrange for, and PHE Providers shall not be required to provide, any health care services not explicitly identified as Covered Services.

2.4      Subcontracts. [***************************************************
         ------------
         *********************************************************************
         ***********************************************************
         **********************************************************************
         ******************************************************************
         ***********************************************************************
         *********************************************************************
         ********************************************************************
         *******************************************************************
         **********************************************************************
         ****************************************************************
         **********************************************************************
         **************************************************************]

2.5      Representations and Warranties of PHE. PHE represents and warrants to
         -------------------------------------
         the Plan that:

         (a) PHE Good Standing - PHE is a Delaware limited liability company, duly organized, existing, in good standing under and by virtue of the laws of the jurisdiction of its organization. PHE is, and shall remain during the initial and all subsequent terms of this Agreement, in good standing under applicable Federal and State statutes and regulations governing its existence and operation, including any applicable insurance, health maintenance organization, preferred provider organization, and utilization review licensing statutes and regulations.

         (b) PHE Provider Good Standing - As of the Effective Date, each PHE Provider is, to the best of PHE's knowledge, in good standing under applicable statutes, regulations, and accreditation standards governing his, her, or its practice, existence, and operation, including licensing statutes and regulations. PHE shall use its best efforts to ensure that all PHE Providers remain in good standing under applicable statutes and regulations, including licensing statutes and regulations, during the initial and all subsequent terms of this Agreement and their respective Provider Agreements.

         (c) Future Provider Agreements - PHE shall not execute a Provider Agreement


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  with any Physician or Provider, and shall cause Medical Group not to employ or otherwise contract with any Physician or Provider as of the Effective Date, unless such Physician or Provider is in good standing under applicable statutes, regulations, and accreditation standards governing his, her, or its practice, existence, and operation, including licensing statutes and regulations, on the date that he, she, or it executes such Provider Agreement.

          (d)     [**********************************************************
                  *****************************************************
                  *********************************************************
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                  *******************************************************
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                  *********************************************************
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                  *****************************************************
                  *********************************************************]


          (e)     [***********************************************************
                  *********************************************************
                  *************************************************************
                  *******************************************************
                  *****************************************************
                  ***********************************************************]

 2.6      Representations and Warranties of the Plan. The Plan represents and
          ------------------------------------------
          warrants to PHE that:

          (a) Plan Good Standing - The Plan is a New Jersey not-for-profit corporation duly organized, existing, in good standing under and by virtue of the laws of the State.

          (b) Compliance - The Plan is a federally qualified and State certified health maintenance organization, shall maintain its license and certifications, shall comply with all applicable State and Federal statutes and regulations, is in compliance with applicable State and Federal statutes and regulations and shall continue such compliance during the initial and all subsequent terms of this Agreement.

          (c)     Coverage Plans - Exhibit C to this Agreement includes a copy
                                   ---------
                  of each standard form of Coverage Plan filed by the Plan with the State Department of Banking and Insurance or the State Department of Health and Senior Services.


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (d)     [************************************************************
                  *************************************************************
                  ************************************************************
                  ********************************************************
                  *******************************************************
                  *************************************************************
                  ****************************************************
                  ************************************************************
                  ************************************************************
                  ***********************************************************
                  *************************************************************
                  *******************************************************
                  **********************************************************
                  **************************************************************
                  ***************************************************
                  *************************************************************
                  **********]

          (e)     [************************************************************
                  ******************************************************
                  *****************************************************
                  *************************************************************
                  **************************************************************
                  ***********************************************************
                  **********************************************************
                  ********************]

          (f)     [***********************************************************
                  ************************************************************
                  ************************************************************
                  *************************************************************
                  ************************************************************
                  ***********************************************************
                  *********]

          (g)     Contractor Information -

                            (i) Delegated Functions - The Plan has provided PHE with a complete list and copies of any written contracts entered into with Providers and other Persons currently performing Delegated Functions. Such list is attached hereto as Attachment 2.6. [************************
                                 **********************************************
                                 ****************************************
                                 ********************************************
                                 ***************************************
                                 **********************************************
                                 ******************************]

                            (ii) Administrative Functions, and Capitated or
                                 Exclusive Relationships in Health Care Centers-The Plan has provided PHE with a complete list and copies of any written contracts, as well as a description of any oral contracts, entered into with Providers and other Persons performing administrative functions, other than Delegated Functions, or currently providing services which shall be deemed to be Covered Services


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  under this Agreement, under a capitated or
                                  exclusive relationship. Such list is attached hereto as Attachment 2.6. [******************
                                  *************************************
                                  ***************************************
                                  ********************************************
                                  *******************************************
                                  ******************************************
                                  **************************************
                                  **************] For those administrative functions described in this subsection (ii) which shall be assumed by PHE hereunder, at the time PHE assumes the responsibility for such functions, the assumption shall not be in violation of any agreement the Plan has with any other Person to perform such administrative functions.

                            (iii) [********************************************
                                  ************************************
                                  *********************************************
                                  *********************************************
                                  *********************************************
                                  *****************************************
                                  *********************************************
                                  *********************************************
                                  *******************************************
                                  ********************************************
                                  *************************************]

          (h)     [**********************************************************
                  ************************************************************
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                  ********]

              SECTION 3 - RESPONSIBILITIES AND OBLIGATIONS OF PHE

3.1       Provision of Covered Services through the ISOC(R).
          -------------------------------------------------

          (a)     [*******************************************************] PHE,
                  through the PHE Providers, shall have the exclusive right and obligation to arrange for the delivery of Covered Services to Covered Persons. PHE agrees that it will (i) arrange for the provision of Covered Services (x) at all Centers pursuant to its contractual relationship with Medical Group, as set forth in the Medical Services Agreement, and (y) through other PHE Providers pursuant to the Provider Agreements entered into by PHE with each such PHE Provider; and (ii) manage the rendering of all Covered Services to Covered Persons, [*******
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (b) PHE shall be responsible for confirming whether Covered Persons are eligible for Covered Services by using the eligibility information and system provided by the Plan in accordance with Section 4.3.

         (c) PHE shall cause PHE Providers to provide health care services of a quality that, at a minimum, is consistent with accepted medical and surgical practices in the State.

         (d) PHE shall cause PHE Providers to provide health care services that are generally recognized as being within their medical and specialty training.

         (e) PHE may on its own behalf or on behalf of Medical Group transfer the care of a Covered Person from one Primary Care Physician to another Primary Care Physician upon demonstrating to the satisfaction of Plan's Medical Director that the original Primary Care Physician is unable to maintain a satisfactory Physician-patient relationship with the Covered Person. If the Plan's Medical Director grants such request, the transfer shall be accomplished at an appropriate time and in such a manner so as to not constitute the abandonment of the Covered Person.

         (f) PHE shall cause Medical Group and PHE Providers to provide sufficient support staff to enable Covered Persons to receive the health care services that are generally recognized and accepted as being within the Physician's medical practice and specialty. All such support staff must be duly licensed as may be required by State law, rules and regulations.

         (g)      [***********************************************************
                  ***********************************************************
                  ************************************************************
                  *************************************************************
                  **************************************************************
                  *****************************************************
                  ************************************************************
                  *********]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2      Covered Persons' Access To Care.
         -------------------------------

         (a) PHE shall ensure that all Covered Services, including Emergency services and Urgent Care (including call coverage services) shall be available and accessible to Covered Persons (including telephone access) on a twenty four (24) hours per day, seven (7) days a week basis. In order to ensure access to such Covered Services, including Emergency services and Urgent Care, PHE shall cause PHE Providers to make arrangements with Covering Physicians and to ensure that Covering Physicians abide by all of the terms and conditions of this Agreement and the Provider Agreements pertaining to the provision of Covered Services including for Covered Persons eligible for Medicaid and Medicare. PHE shall cause PHE Providers to comply with the Plan's call coverage standards as described in the Provider Guide.

         (b) PHE shall: (i) maintain an adequate panel of PHE Providers to provide timely service to Covered Persons; (ii) diligently pursue and arrange for the provision of an adequate number of PHE Physicians to support any increase in the number of Covered Persons; and (iii) assure timely access to Covered Services for Covered Persons. Timely access and service is defined by access and service standards outlined in Attachment 3.2.
                                                 --------------

         (c) The availability and accessibility of Covered Services to Covered Persons is further subject to PHE causing PHE Providers to meet the standards and provisions of the Plan's Quality Improvement program, pursuant to the terms of the Delegation Agreement.

         (d)   [****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ********]

3.3      Performance Standards. PHE agrees to meet or exceed the performance
         ---------------------
         standards to be outlined in Attachment 3.3, as such standards may be
                                     --------------
         amended from time to time upon mutual written consent of the parties, including for reasons related to newly adopted or revised regulatory or Accreditation Agency Standards or requirements, or for competitive market reasons, as mutually acknowledged by the parties. The parties shall agree upon the timing, measurement tools, authority to measure, performance scales, and notice and cure periods applicable to all performance standards required of PHE. [*****************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *******]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         [********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         **************]

3.4      Compliance With Laws and Participation in Programs.
         --------------------------------------------------

         (a) PHE agrees that it shall, and shall cause PHE Providers to comply with all applicable Federal and State laws, rules and regulations in the provision of Covered Services to Covered Persons. PHE agrees that a comprehensive program for monitoring utilization and quality of service, and other aspects of the delivery system is necessary. Therefore, PHE shall, and shall cause the PHE Providers to comply with, participate in and cooperate with the Plan's programs [********************************************
               *********************] including but not limited to referral authorization and precertification procedures, Credentialing policies and procedures, Risk Management, Utilization Management [*************************************************************
               *************************************************************]
               Quality Improvement programs, peer review, Covered Person complaint resolution, case management, and all of the standards and rules constituting the Provider Guide. PHE shall, and agrees that it shall cause PHE Providers to, be bound by and comply with all final determinations rendered by Covered Person complaint resolution and peer review process maintained by the Plan. PHE also agrees to participate in and cooperate with the programs and other mechanisms that are used by the Plan to enhance and monitor the quality and cost effectiveness of Covered Services.

         (b) PHE shall: (i) prohibit any Provider who fails to meet the standards set forth in the Plan's Credentialing, Quality Improvement, Risk Management, and Utilization Management programs from providing Covered Services to Covered Persons; and (ii) prohibit any Provider from providing Covered Services to Covered Persons if the Plan reasonably determines that the health or safety of Covered Persons will be endangered. [******************
               ********************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *********************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (c) PHE shall cause PHE Providers to comply with the rules established by the Plan's Medical Director and the Plan regarding the utilization of Covered Services, and abide by all of the protocols and procedures constituting the Provider Guide.

         (d)   [*******************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               ****************************]

3.5      Health Care Centers; Other Facilities and Arrangements.
         ------------------------------------------------------

         (a)   [****************************************************************
               *************************************************************
               ***************************************************************
               ***************************************************************
               *************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               ***************************************************************
               **************************************************************]

         (b) During the term hereof, so long as PHE is in compliance with its obligations hereunder, Plan agrees that PHE shall have the exclusive right to arrange for delivery of Covered Services to Covered Persons.

         (c)   [***************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               **************************************************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (d) PHE shall not directly solicit the Plan's current customers or any Plan prospective customer [********************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************]

         (e)   [***********************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               **************************************************]

         (f)   [***************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *************]

         (g)   [********************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               **********************************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               [**************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ****************************************************************]

3.6      Provider Agreements.

         (a) PHE has two basic models of PHE Provider Agreements; one for Medical Group, which is the Medical Services Agreement, and one for other PHE Providers, which is the Provider Agreement. The form of the Medical Services Agreement is annexed as Exhibit A, and the model form of Provider Agreement is annexed as Exhibit B. These forms are approved by all applicable governmental authorities and Accreditation Agencies (to the extent required). PHE shall have the right to modify these agreements, [*******
               *****************************************************************
               **************] PHE shall provide the Plan with prior notice of any material changes to the model forms described herein and any changes required by law or regulation. [*********************
               *****************************************************************
               **************************************************************]
               PHE hereby represents and warrants, and has secured from Medical Group in the Medical Services Agreement and will secure from other Providers in the Provider Agreement, their representation and warranty, that it has the authority to bind the Medical Group and Providers, and that it will require the Medical Group and Providers to comply with the applicable provisions of this Agreement, [*****************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ***********************************************************]

         (b) PHE's arrangements with PHE Providers shall (i) require that Physicians do not provide Covered Services to Covered Persons until each has been credentialed pursuant to the Plan's Credentialing program and approved by the Plan as set forth in the Delegation Agreement; and (ii) require best efforts to provide the Plan with written notice of each new Physician within five (5) business days after such Physician has entered into a Provider Agreement or is affiliated with the Medical Group under the Medical Services Agreement.


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (c) PHE shall, and shall cause PHE Providers to, provide the Plan with not less than forty-five (45) business days notice of the termination, resignation or withdrawal of any Provider who is providing a course of treatment to a Covered Person; provided, however that notice provided by PHE within ten (10) business days of receipt of notice of such event by PHE shall be deemed to be compliance with the provisions of this Section 3.6(c). Notwithstanding the foregoing, such prior notice may be waived where immediate termination is necessary for the protection of health, safety and welfare of Covered Persons. PHE shall, and shall cause PHE Providers to, provide written notice, within five
               (5) days after the occurrence thereof, of any such immediate termination or any suspension of any Provider.

         (d) PHE shall, or PHE shall cause PHE Providers to, notify the Plan, in writing, immediately upon becoming aware of any of the following actions taken by or against a Physician:

               i) the surrender, revocation or suspension of a Physician's medical license, or a current DEA registration or state narcotics license or controlled dangerous substance certification;

               ii) the restriction, suspension or revocation of a Physician's medical staff privileges at any Institutional Care Facility;

               iii) the filing of a report with the National Practitioner Data Bank or State professional medical disciplinary board, if applicable;

               iv) receipt by a Physician of a notice of intent to commence or the commencement, settlement or entry of judgment of any malpractice claim;

               v) any lapse or material change in a Physician's professional liability insurance required by this Agreement;

               vi) any indictment, arrest or conviction for a felony or any criminal charge, or the commencement of any proceeding, inquiry or investigation, including a grand jury investigation relating thereto;

               vii) the filing of any complaint or institution of any action, inquiry, investigation or disciplinary proceeding by the New Jersey Board of Medical Examiners, the New Jersey Department of Health and Senior Services or any similar regulatory or governmental authority of the State or any medical board, peer review organization, Medicare or Medicaid agency hospital committee or other committee, organization or body which reviews quality of medical care;

               viii) the failure of a Physician to meet the Plan's Credentialing policies;

               ix) the sanction or expulsion of a Physician from participation in Medicare or Medicaid;

               x) the failure in any material respect of a Physician to comply with the provisions of this Agreement or the applicable Medical Services or Provider Agreement; or

               xi) or any other circumstance which would materially affect a Physician's ability to carry out his or her duties and obligations under this Agreement, or the applicable Medical Services or Provider Agreement or which would materially change the representations made in Physician's Credentialing application.

         (e) The Plan shall have the right to require that any Physician with respect to whom an event described in Section 3.6(d) has occurred immediately cease providing Covered Services for Covered Persons. [*******************************************************
               **************************************************************
               ***************************************************************
               ***********************************************************
               *****************************************************]

         (f) Without limiting the foregoing, in all cases, PHE's arrangements with PHE Providers shall prohibit any Provider who has been sanctioned or expelled from participation in Medicaid or Medicare from rendering Covered Services to Covered Persons in those programs. PHE shall provide notice to Plan of any action taken by PHE under this Section 3.6(f).

         (g) PHE agrees that if it receives written notice from the Plan setting forth specific concerns of the Plan about the failure of a Physician to comply with Plan policies and procedures, credentialing criteria, Provider Agreement, Physician employment requirements, PHE shall, or, if the subject Physician's participation is with Medical Group, shall cause Medical Group to, within five (5) business days of its receipt of such notice, meet with a representative of the Plan to discuss the Plan's concerns. The parties shall use their best efforts to resolve any problems identified through measures which may include, but are not limited to, enhanced communication between the parties, or the establishment of a joint PHE/Plan (as appropriate) committee to address particular issues.

         (h) PHE shall include in the Medical Services Agreement and in all Provider Agreements provisions consistent with and/or required pursuant to this Agreement and applicable laws, rules and regulations, including, without limitation, the following:


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               i) specification of the circumstances under which such Agreements may be terminated including procedures for notice and effectuation of termination and opportunities, if any, for cure;

               ii)    specification:

                      a)      of the term of such Agreements;

                      b) that no PHE Provider may be terminated or penalized solely because of filing a complaint or appeal;

                      c) of the method of reimbursement, the right of the Physician or Health Care Provider to receive a periodic accounting (no less frequently than annually) of funds held, to the extent that some portion of compensation is tied to the occurrence or non-occurrence of a pre-determined event, which event shall be clearly specified, and the process whereby a Provider may appeal a decision denying additional compensation, in whole or in part, in accordance with such compensation arrangement tied to the occurrence or nonoccurrence of a pre-determined event;

                      d)      of the Covered Services to be provided;

                      e) that each PHE Provider shall hold each Covered Person harmless for Covered Services, regardless of such Provider's belief that his, her or its compensation is made in accordance with the reimbursement provision of the Provider Agreement or is otherwise inadequate, except for applicable Copayments, Coinsurance or Deductibles.

                      f) that PHE Providers shall not discriminate in their treatment of Covered Persons;

                      g) that PHE Providers shall comply with the delegated Quality Improvement and Utilization Management functions;

                      h) that PHE Providers shall maintain licensure, certification, and adequate malpractice coverage;

                      i) that patient information shall be kept confidential; provided, however that subject to
                                            --------  -------
                              applicable law, rules and regulations, the Plan, PHE or Medical Group, as appropriate, shall have the right to inspect a Covered Person's medical records, as well as timely and appropriate communication of patient information, in order that the

                              Plan, PHE or Medical Group may perform their respective duties efficiently and effectively for the benefit of such Covered Person;

                      j) the process for an internal Provider complaint and grievance procedure;

                      k) of any applicable Primary Care Physician, Specialty Care Physician or Institutional Care Facility requirements; and

                      l)      [*********************************************
                              ************************************************
                              ************************************************
                              ************************************************
                              ************************************************
                              ************************************************
                              ************************************************
                              ************************************************
                              ************************************************
                              **************************************]

               iii) in the case of a Provider Agreement with a Physician, or the Medical Services Agreement with the Medical Group, acknowledgment by PHE or Medical Group (as appropriate) and such Physician that upon the termination or expiration of this Agreement, such agreement shall be deemed to and shall be construed, at the option of PHE, as a continuing agreement between PHE or Medical Group and such Physician.

               iv) Plan is a third-party beneficiary of the Medical Services Agreement and all Provider Agreements with respect to Covered Persons.

3.7      Continuing Education. PHE shall cause the PHE Providers to participate
         --------------------
         in continuing education programs in accordance with standards set by the Credentialing Criteria.

3.8      [************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         **************************************************]

3.9      Hold Harmless.
         -------------


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (a) PHE hereby agrees that in no event, including, but not limited to non-payment by the Plan, the Plan's insolvency or breach of this Agreement, shall PHE, [*****************************************
               ******************] to bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against any Covered Person, or persons other than the Plan or PHE acting on their behalf, for Covered Services provided pursuant to this Agreement. This provision shall not prohibit collection of fees for Non-Covered Services, Coinsurance, Copayments, or Deductibles in accordance with the terms of the Covered Person's Coverage Plan. PHE further agrees that (i) this
               Section 3.9 shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Covered Persons and (ii) supersedes any oral or written contrary agreement now existing or hereafter entered into between PHE and Medical Group, or between Medical Group or PHE and a PHE Provider and a Covered Person, or Persons acting on their behalf. Any modification, addition, or deletion to the provisions of this Section 3.9 shall become effective on a date no earlier than fifteen (15) days after the Commissioner of Banking and Insurance has received written notice of such proposed changes.

         (b)   [***************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               *************]

3.10     Covered Person's Responsibility for Non-Covered Services. It is
         --------------------------------------------------------
         recognized that a Covered Person may request health care services from a Provider that are Non-Covered Services. In such cases, PHE shall cause its PHE Providers to advise such Covered Person, prior to the service or supply being provided, that the requested health care services are not covered by the Coverage Plan and that he or she is responsible for the full payment of such service or supply. If a Covered Person and a Provider agree in writing to proceed with a Non-Covered Service for which payment may be required, the Covered Person may be billed for the service and a payment collected.

3.11     Collection of Charges from Covered Persons. PHE Providers shall be
         ------------------------------------------
         responsible for the collection of applicable Coinsurance, Copayments and Deductibles from Covered Persons upon the rendition of Covered Services to Covered Persons pursuant to the Coverage Plan.

3.12     Continuity of Patient's Care. If a Covered Person's coverage under a
         ----------------------------
         Coverage Plan is terminated while confined in an Institutional Care Facility, PHE agrees to ensure that PHE Providers shall actively manage the Covered Person's care through the earlier of


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         discharge or transfer to another physician. If health care services are provided to such person after discharge, PHE shall have the right to seek compensation for the services provided from such person. PHE shall assist in the transfer of such person's care to another Physician based upon medical prudence and standards of practice.

3.13     Medical Records.
         ---------------

         (a) Consistent with applicable law, rule and regulation, including without limitation, patient confidentiality, a Covered Person's medical records maintained by PHE or PHE Provider shall be made available, without charge, to Providers treating the Covered Person, to state and federal regulatory authorities, Accreditation Agencies (if required), and to the Plan (including to the Plan's Medical Director) and to their respective designees
               (i) to determine that the content of such records meet the standards and procedures established by the Plan; (ii) for peer review, Quality Improvement, Utilization Management, risk management, credentialing and complaint resolution purposes;
               (iii) to collect clinical outcome data for programs such as HEDIS and/or information required for research studies in which the Plan is authorizing or participating in; (iv) to determine compliance with federal and State, laws, rules, regulations and/or to verify charges; (v) to audit compliance with Accreditation Agency standards and requirements; and (vi) for any legitimate business purpose related to the administration of a Coverage Plan.

         (b) PHE agrees to ensure that a medical record is established and maintained in a uniform format for each Covered Person. This record will be opened at the time of each Covered Person's first visit and shall conform with applicable Plan and federal and State laws, rules and regulations.

         (c) PHE agrees to maintain or cause to be maintained such records and, subject to applicable law, rule, regulation or regulatory agency requirement, medical records shall be retained in a legible format by PHE, Medical Group, Physicians and Health Care Providers for at least ten (10) years or until the Covered Person reaches the age of twenty-three (23) years old, whichever is longer.

         (d) PHE shall agree to, and shall cause PHE Providers to, maintain and provide any other records the Plan may request for regulatory compliance or program management purposes and shall cooperate with the Plan in all fiscal and medical audits, site inspections, peer review, utilization review and other monitoring required by federal and state regulatory agencies and authorities and Accreditation Agencies. Any record required by a federal or state regulatory agency or authority or a Accreditation Agency shall, at PHE's expense, be delivered to the Plan and/or such regulatory agency or authority or Accreditation Agency within seven (7) business days of its request, or such shorter period as may be required by applicable law, rule, or regulation or such federal or state regulatory agency or authority or Accreditation Agency.

         (e) PHE shall cause PHE Providers to use their best efforts to secure, at the time of patient encounter, the consent of a Covered Person to the review or furnishing of his or her medical records. In the event that PHE Providers do not secure such written consent at the time of encounter, PHE agrees to use it's best efforts to obtain any consent required from a Covered Person to enable PHE to comply with this Section 3.13.

         (f) PHE shall develop and follow, and cause PHE Providers to follow a policy for the transfer of Covered Person medical records within thirty (30) calendar days of the occurrence of one or more of the following:

               i)     change of PHE Provider;

               ii)    such Covered Person is no longer a Covered Person; or

               iii) other circumstances where requested by current or former Covered Persons.

         (g) Subject to Section 3.6(h)(ii), PHE shall, and shall cause PHE Providers to, maintain any data or information pertaining to the diagnosis, treatment, or health of any Covered Person obtained from the Covered Person or any Provider in confidence. The data or information shall not be disclosed to any person, except:

               i) to the extent that it may be necessary under applicable law, regulation, and rule;

               ii)    upon the express consent of the Covered Person;

               iii) pursuant to state or court order for the production of evidence or the discovery thereof; or

               iv) in the event of a claim or litigation between such Covered Person and PHE or such PHE Provider wherein such data or information is pertinent.

         (h) The obligations of PHE under this Section 3.14 shall survive termination of this Agreement, and PHE shall ensure that PHE Providers obligations hereunder, as reflected in the Medical Services Agreement, or the Provider Agreement, as applicable, shall survive termination of such agreements. Subject to appropriate confidentiality requirements, and upon reasonable notice, all records, electronic files, books, and papers of PHE or PHE Providers pertaining to Covered Persons shall be open for inspection by the Plan, authorized state and federal regulatory agencies and authorities and Accreditation Agencies (to the extent required) during normal business hours.

3.14     Maintenance and Access to Information.
         -------------------------------------

         (a) PHE shall, and shall cause PHE Providers to maintain, during the term of this Agreement and for seven (7) years thereafter, such records and information as reasonably deemed necessary by the Plan to allow the Plan to properly administer its Coverage Plans, including books and records to account for all financial transactions pertaining to the delivery of Covered Services to Covered Persons.

         (b) PHE shall, and shall cause PHE Providers to provide access to the Plan and its representatives and permit the Plan and its representatives to copy all books, records, electronic files, data, accounting systems, medical records and meeting minutes as they relate to the provision of Covered Services delivered to Covered Persons.

         (c) PHE shall, and shall cause PHE Providers to comply with the Plan's request for information as it relates to regulatory or Accreditation Agency compliance, including, but not limited to, the Medicaid and Medicare program reporting requirements. Quality Improvement activities, complaint resolution, peer review, Utilization Management, Physician and Health Care Provider complaints, Credentialing, benefit determinations for Covered Persons, coordination of benefits, subrogation, and claim adjudication. PHE agrees, and shall cause PHE Providers to agree, that such access will be timely and responsive to the Plan's request therefor.

         (d) Plan shall coordinate all requests for information through PHE and shall not contact PHE Providers directly for such information without PHE's prior written consent, except when required by law or regulation or pursuant to a governmental audit.

3.15     Access to Facilities and Offices. PHE shall, and shall require PHE
         --------------------------------
         Providers to, permit the Plan, its designees, clients, potential clients, regulators and representatives of Accreditation Agencies access to the Health Care Centers and any office of PHE, or any PHE Provider for review, inspection and evaluations incident to this Agreement. Except when required by law or regulation, or pursuant to a governmental audit, the Plan will give reasonable notice of the visits, the purpose of the visit and identification of persons making the visit. Any such visit shall be coordinated with PHE or the PHE Provider, as applicable, so as to not unreasonably interfere with PHE or the PHE Provider.

3.16     Listing of Providers; Hours of Operation
         ----------------------------------------

         (a) PHE shall furnish the Plan with a list of all Physicians who are PHE Providers. The list will include the name of each Physician; the services available at the Center or office, the Physician's usual hours of operation and location(s) or offices, daytime telephone number and twenty-four (24) hour service telephone number; and other information as may be required by the Plan. Such information shall also be provided with respect to other PHE Providers designated from time to time by the Plan. This list may be used by the Plan in marketing Coverage Plans. PHE will provide the Plan with an updated list on a monthly basis.

         (b) Each Health Care Center will have the hours of operation set forth in Attachment 3.16. Any proposed changes in hours of operation of Health Care Centers will be submitted to the Plan for review and comment. In no case will hours of operation be changed or decreased without adequate consultation with the Plan as set forth in Attachment 3.16.

3.17     PHE Insurance.
         -------------

         (a) PHE, at PHE's sole cost and expense at all times during the term of this Agreement, and all renewals hereof, shall have in full force and effect:

               i) a general comprehensive liability policy including coverage for errors and omissions, and professional liability coverage in amounts comparable to coverage maintained by similar entities in the State for PHE, its agents and employees. PHE agrees that such policies shall not be canceled or amended unless written notice is given by the carrier to the Plan and PHE at least thirty (30) days prior to any cancellation or amendment;

               ii) such policies of general liability, directors, officers, and other insurance of the types and in the amounts as required by the Plan to insure PHE, and its agents, servants, and employees, acting within the scope of their duties, against any claim or claims for damages arising by reason of personal injury or death occasioned directly or indirectly by PHE or its agents, servants or employees in connection with the performance of PHE's responsibilities hereunder, including with respect to Delegated Functions;

               iii) workers' compensation insurance and any other coverage required to meet minimum statutory requirements of the State.

         (b) PHE shall ensure that its Medical Services Agreement and its Provider Agreement with PHE Providers include an obligation by such PHE Providers to:

               i) Maintain throughout the term of such agreements professional liability insurance and general liability insurance providing coverage in the minimum amounts of One Million Dollars ($1,000,000.00) per occurrence and Three Million Dollars ($3,000,000.00) combined single limits for the PHE Provider;

               ii) In the event the PHE Provider procures a "claims made" policy as distinguished from an occurrence policy, procure and maintain prior to termination of such insurance, continuing "tail coverage" in the same coverage amounts;

               iii) Immediately notify PHE of any material changes in the PHE Provider's insurance coverages; and

               iv) Provide a certificate of such insurance coverage to PHE upon PHE's request. PHE shall provide written notice to the Plan within five (5) working days upon PHE's receipt of notice of any cancellation and such insurance policy in whole or in part. PHE shall obtain and present to Plan a certificate of such insurance upon reasonable request by the Plan.

         (c) All the carriers, types of coverage, and limits referred to in this Section 3.17 are subject to approval by the Plan, which shall not be unreasonably withheld. PHE shall provide the Plan annually with evidence of coverage, and shall give the Plan immediate notice of any material changes in insurance coverage.

 3.18    Accreditation. PHE shall, and shall cause PHE Providers to assist and
         -------------
         participate fully with the Plan in accreditation or certification programs such as the NCQA and any other Accreditation Agency or certification organizations designated by the Plan.

 3.19    PHE Payments. The Plan shall pay PHE for all Covered Services based on
         ------------
         the Capitation Payments; [*******************************************
         ********************************************************************
         ***********************************************************************
         ***] PHE agrees to accept such amounts as payment in full (other than applicable Copayments, Coinsurance, or Deductibles which shall be retained by PHE (subject to Attachment 1.1) for Covered Services
                                     --------------
         provided or arranged for Covered Persons.

         (a)   [**********************************************************
               ************************************************************
               ************************************************************
               ************************************************************
               ************************************************************
               ************************************************************
               ***]

         (b) Capitation payable to PHE shall be paid in two equal monthly installments on the fifteenth (15th) and the thirtieth (30th) day of each month. The first monthly installment shall be accompanied by a complete enrollment register including, without limitation, the following information for each Covered Person: Covered Person's name, Covered Person's identification number, Covered Person's address, date of birth, Primary Care Physician, coverage date, coverage end date, Copayment amount, product identification and group number, as well as details on any retroactive additions and deletions. The portion of the Capitation Payment payable for each Covered Person shall be prorated from the applicable coverage date to the coverage end date. [********************* ***********************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               [****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *********]

3.20     Coordination of Benefits. The parties shall cooperate, and PHE shall
         ------------------------
         cause PHE Providers to cooperate, in the performance of coordination of benefits. [****************************************************
         ******************************************************************
         *****************************************************************
         *********************************************************************
         ****************************************************************
         ********************************************************] If a Covered
         Person who is treated by a PHE Provider is covered by health care coverage provided by any Person other than the Plan, and if such other Person is the primary carrier, PHE shall, and shall cause PHE Providers to, cooperate with the Plan in all billings of such primary carrier on behalf of the Covered Person for the Covered Services rendered by PHE or PHE Providers, such billings to be at PHE Providers [************* *** fee.] Furthermore, PHE shall, or shall cause PHE Providers to execute any necessary document in connection with the submission of such bills and claims by the Plan or the Covered Person.

3.21     Nondiscrimination in Patient Care. PHE shall not, nor shall it permit
         ---------------------------------
         PHE Providers to discriminate against any Covered Person on the basis of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, age, health status, handicap, Plan membership or source of payment including but not limited to Medicaid or Medicare or frequency or cost of utilization of Covered Services. PHE shall, and shall cause Medical Group, Physicians and Health Care Providers to, render health care services to patients who are Covered Persons in all lines of business in the same manner, in accordance with the same standards, and subject to the same access to appointments and services as are offered to its patients and which in any case shall meet the requirements of Section 2.2 hereof.

3.22     Encounter Data. PHE agrees to provide encounter data for services
         --------------
         provided to Covered Persons. Such data shall be supplied in such manner (including electronic transmission) as may be mutually agreed to by the parties. The format shall be a HCFA 1500, as otherwise required by regulation, or such other format as mutually agreed to by the parties.

3.23     Physician Incentive Plans.
         -------------------------

         (a) PHE shall not, nor shall it permit PHE Providers to establish any Physician Incentive Plan with respect to Medicare or Medicaid Coverage Plans which would


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               result in a Physician being at Substantial Financial Risk without first notifying the Plan at least sixty (60) days in advance of the anticipated implementation thereof and obtaining the prior approval of the Plan which shall not be unreasonably withheld. Any such approval by the Plan shall be conditioned upon PHE's procuring and maintaining, or causing its PHE Providers to procure and maintain individual stop-loss protection on terms and with coverage meeting applicable regulatory requirements.

         (b) In order to assist the Plan in satisfying potential enrollee survey, disclosure, stop-loss and reporting requirements under 42 C.F.R. (S)417.479, PHE shall, or shall cause PHE Providers to, provide the Plan with sufficient and appropriate information as to any Physician Incentive Plan between PHE and PHE Providers or between either of them and the Physicians that bases compensation on the use or cost of services not rendered by Physicians to Covered Persons who are Medicare beneficiaries or Medicaid recipients.

         (c) PHE shall not, nor shall it permit PHE Providers to, enter into any contract or arrangement providing for the assumption of Financial Risk except in compliance with the provisions of N.J.A.C. 8:38-15.1. PHE further agrees to provide to the Plan any
               --------
               information necessary for the Plan to demonstrate to regulators and/or Accreditation Agencies that the Provider Agreements are in compliance with N.J.A.C. 8:38-15.1.
                               --------

         (d) PHE shall, and shall cause PHE Providers to, provide the information described in Sections 3.23(b) and (c) to the Plan within fifteen (15) days of a request by the Plan. In addition, PHE shall, and shall cause PHE Providers to, notify the Plan within fifteen (15) days before implementing any changes to any Physician Incentive Plan.

         (e) PHE acknowledges, and shall cause PHE Providers to so acknowledge, that the Plan may subsequently disclose information about a Physician Incentive Plan of PHE Providers to the Health Care Financing Administration as required under 42 C.F.R.
               (S)417.479 or to State regulators as required under N.J.A.C.
                                                                   --------
               8:38-15.1 and N.J.A.C. 8:38-13.4 and releases and, as
                             --------
               appropriate, shall cause Medical Group to release, the Plan from any claims that PHE or PHE Providers may have against the Plan as a result of such subsequent disclosures. Notwithstanding the above, the Plan shall release only the minimum required to be in compliance with state and federal law in this regard.

         (f) No compensation under this Agreement, whether direct or indirect, nor any other provision of this Agreement shall be construed as the Plan inducing PHE to reduce or limit health care services to Covered Persons.

         (g) In the event there is a change in state or federal law or regulations regarding Physician Incentive Plans [************ **************] this Section 3.23 shall be modified to reflect such change.

3.24     [*******************************************************************
         ******************************************************************
         ******************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         **************]

3.25     Physician Grievances. PHE shall establish a PHE Provider grievance
         --------------------
         procedure in accordance with requirements established by the Plan. No PHE Provider shall be terminated or penalized solely because of filing any complaint or appeal.

3.26     Claims Processing. [**********************************************
         -----------------
         *********************************************************************
         *******************************************************] PHE shall adjudicate all Provider claims for all Covered Services in accordance with its policies and procedures, subject to approval by the Plan, which shall not be unreasonably withheld. PHE shall provide to the Plan claims payment reports reasonably satisfactory to the Plan including those claims paid for ASO and POS products. PHE shall perform claims processing in accordance with the applicable standards set forth in Attachment 5.5.
         --------------

3.27     Financial Net Worth. PHE shall be responsible at all times to have
         -------------------
         sufficient funds to perform its financial responsibilities under this Agreement related to payment of claims. PHE shall report to the Plan on its fiscal soundness and fiscal solvency [*****************************
         ***************************************************************
         ***************************************************************
         *********************************************************************
         ***********************************************************************
         *********************************************************************
         ***********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         ***********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         ***********************************************************************
         *********************************************************************
         ********************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.28     Right to Audit Claims.
         ---------------------

         (a) The Plan shall have the right to audit the accuracy of claims [**********] Such audit shall be conducted in accordance with the standards established by the Plan and as otherwise required by federal and State regulators and/or Accreditation Agencies [***
               *****************************************************************
               **************************************************************
               *****************************************] Such audit shall be during normal business hours of PHE. [***************************
               **************************************************************
               **************************************************************]
               The Plan, at its own cost, may engage a third party to conduct such audit on its behalf, provided that such third party agrees in writing to the limitations on right to audit set forth in Subsection (b) below.

         (b) With respect to any audit of PHE's information and records pursuant to this section, the Plan agrees that (i) the information and records will be kept confidential, provided that
                                                                  -------------
               the Plan's disclosure of such information to governmental regulators and Accreditation Agencies to the extent required shall not constitute a violation of this confidentiality obligation; (ii) the Plan shall comply with all federal, state, and local laws regarding the confidentiality of health care information; and (iii) no original record (or copies thereof) may be removed from the site where the auditors locate such information except as required by any governmental regulators and Accreditation Agencies, in which case the Plan shall be permitted to make copies of documents necessary to comply with such regulators and/or Accreditation Agencies disclosure requirements.

         (c)   The Plan shall bear all of its costs of such audit.

3.29     [**************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         *******************************]

                  SECTION 3A [*******************************]

[*******************************************************************************
         ******************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         [**********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ********************]

         [***************************************************************
               *************************************************************
               *************************************************************
               *************************************************************
               *************************************************************
               *************************************************************
               ********]

         [**********************************************************************
               ****************************************************************
               ****************************************************************
               ******]

         [**********************************************************************
               **********************************]

         [*******************************************************************
               **************************************************************
               *******************************************************]

         [*********************************************************************
               *****************************************************************
               **************************************]

[****************************************]

               [****************************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************
                   *********************************************************

PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                   [***********************************************************
                   ********************************************************
                   ****************]

               [********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   ***********************************************************
                   **************************]

[*****************************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********]

[******************************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********]

         SECTION 4 - RESPONSIBILITIES AND OBLIGATIONS OF THE PLAN


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.1      [***************************************************************
         ******************************************************************
         ***********************************************************************
         ****************************]

4.2      Administrative Operations
         -------------------------

         (a) Except for Delegated Functions which are the subject of the Delegation Agreement, and as otherwise set forth in this Agreement, the Plan, either directly or through its Affiliates, shall conduct the day-to-day administrative operations of the Coverage Plans, including but not limited to: setting premiums and pricing; establishing the Coverage Plans; processing enrollment applications; determining Covered Person eligibility; providing Covered Person education and services regarding plan administration; performing accounting; billing employers and subscribers; collecting premiums; managing regulatory and Accreditation Agency compliance and reporting for Coverage Plans; administering Covered Person grievances and appeals; marketing for Coverage Plans; and any other functions that are necessary and appropriate for the proper administrative and support of the arrangement for Covered Services to be provided for Covered Persons.

         (b) The Plan agrees that in adopting any changes to the scope of Covered Services provided under a Coverage Plan, any changes in benefit structure, including Copayments, Coinsurance and Deductibles, or other structural changes to Coverage Plans, [**
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               ****************************************************************
               **************]

         (c)   [************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               ************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               [**********************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **********************************************************]

4.3      Covered Person Identification and Eligibility. The Plan, either
         ---------------------------------------------
         directly or through its Affiliates, shall maintain a system of Covered Person identification, including Covered Person identification cards and eligibility information, to enable PHE and its Affiliates to confirm a Covered Person's eligibility for Covered Services. The identification cards shall include PHE's telephone number. Further, on a monthly basis, Plan shall provide PHE a list of Covered Persons during the following month and any other eligibility data required by PHE in electronic form to discharge its duties hereunder.

4.4      Listing of Physicians and Health Care Providers. The Plan, either
         -----------------------------------------------
         directly or through its Affiliates, shall make available and provide to Covered Persons and to PHE a current listing of Physicians and Health Care Providers who shall provide Covered Services to Covered Persons as described in this Agreement.

4.5      Delegated Functions
         -------------------

         (a) The Plan, in consultation with PHE, shall establish the terms, policies, procedures and systems for its Quality Improvement, Risk Management, and Utilization Management, and credentialing programs. PHE shall administer the Plan's programs and the Plan shall provide PHE with copies of the applicable Plan's Quality Improvement Utilization Management, Credentialing, peer review, and complaint resolution programs, and the Provider Guide. Plan shall also provide PHE with advanced written notice of proposed changes to the Plan's programs identified herein, and to its Policies and Procedures, including the Provider Guide.

         (b) The Plan has reviewed and hereby approves PHE's policies and procedures regarding the Delegated Functions as being consistent with the policies and procedures adopted by the Plan. The Plan hereby delegates to PHE the responsibility of conducting the Delegated Functions on the Plan's behalf to ensure that each PHE Provider (and their respective employees, if any) shall (i) comply with all applicable federal and State laws, rules and regulations and (ii) accept and abide by all policies and procedures of PHE in accordance with the provisions of the Delegation Agreement.

4.6      Payment Transmission. The Plan shall make payments to PHE of Capitation
         --------------------
         Payments or other payments required to be made by the Plan to PHE, in accordance with the terms and conditions of this Agreement and Attachment 1.1.
         --------------


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.7      Sales and Marketing
         -------------------

         (a) The Plan will be responsible for the development, pricing, distribution, marketing, advertising and sale of all health coverage products, subject to Section 4.2(b) above. From time to time the Plan may require PHE and/or PHE Providers, and PHE agrees to, and shall cause PHE Providers to agree, to participate in employer, regulatory and Accreditation Agency presentations and meetings as part of the sales process.

         (b) PHE shall, as reasonably requested by the Plan, use the Plan's name and service marks [**************************************]
               on its stationery, business cards and other similar literature. Samples of such proposed uses shall be submitted to the Plan for its prior approval. PHE may not nor shall it permit any PHE Provider to use the Plan's name, nor the names of any of its Affiliates, nor any of their service marks, in any other manner or for any other purpose without the prior written consent of the Plan. [**********************************************************
               ***********************************************************
               ***********************************************************
               ***********************************************************
               ***********************************************************
               ***]

         (c) The Plan may use the name of PHE and PHE Providers and other relevant information (including, but not limited to, address, telephone numbers, and hours of operation and/or office hours) in its marketing materials, provider directories, and other materials mutually agreed to.

         (d) The Plan agrees to use its best efforts to market in order to increase Plan membership.

4.8      Plan Insurance. Plan shall at all times maintain all insurance typical
         --------------
         of similar health plans. In addition, it shall provide tail coverage for all employed Physicians who practice at Health Care Centers with respect to Covered Services rendered to Covered Persons prior to the Effective Date, unless the Plan required such Physicians to maintain appropriate tail coverage, and the Plan has provided PHE with the relevant certificates of insurance coverage.

4.9      [****************************************************************
         *******************************************************************
         *******************************************************************
         *******************************************************************
         *******************************************************************
         *******************************************************************
         *******************************************************************
         ******]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.10     Product Information. On or before the Effective Date of this Agreement,
         -------------------
         Plan shall furnish PHE with copies of Plan's model contracts, subscriber agreements, Evidences of Coverage approved by the State, and special arrangements with large employers, special intercompany agreements for coverage of large groups, and other special arrangements of the Plan.

4.11     Performance Standards of Plan. Plan agrees to meet the performance
         -----------------------------
         standards set forth in Attachment 4.11, as such standards may be
                                ---------------
         amended from time to time upon mutual written consent of the parties. The parties shall agree upon the timing, measurement tools, authority to measure, performance scales, and notice and cure periods applicable to all performance standards required of the Plan. [******************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         **************]

4.12     Plan Reporting. For so long as Plan has any responsibilities with
         --------------
         respect to claims processing for Covered Services to Covered Persons [* ********************************] the Plan shall provide PHE with such reports and information on Covered Persons, including but not limited to, detailed documentation on claims paid and other encounter data, as may reasonably be requested by PHE and agreed to by the Plan. The claims payable report shall supply sufficient data elements to provide eligibility data regarding Covered Persons, summary claims activity, patient identification, provider identification, place of service, primary diagnoses, primary procedure codes, amounts charged (except when under a capitation arrangement), amounts covered, amounts paid, and authorization codes when applicable. [***************************
         ***********************************************************************
         *************************************]

4.13     [********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ****************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         [**********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         *******************************]

4.14     Plan Financial Net Worth. The Plan shall be responsible at all times to
         ------------------------
         have sufficient funds to perform its financial responsibilities under this Agreement. Upon reasonable request by PHE, the Plan shall report to PHE on its fiscal soundness and financial solvency by providing annual audited financial statements and quarterly unaudited financial statements.

                         SECTION 5 - OTHER PROVISIONS

5.1      Cooperation and Coordination.
         ----------------------------

         (a) The Plan and PHE acknowledge and agree that it is in their best interests and the best interest of Covered Persons for the Plan and PHE to consult and coordinate the delivery of Covered Services and the implementation of the provisions of this Agreement. Accordingly, each of the Plan and PHE agree to appoint a senior executive who shall meet on a regular basis to discuss and resolve such issues as they shall determine consistent with the foregoing. In addition, at the request of the Plan, PHE shall appoint additional persons, including representatives from PHE Providers to serve as ex-officio members of committees established by the Plan with respect to Credentialing, Quality Improvement, Risk Management, Utilization Management, peer review and other similar matters.

         (b) PHE further agrees, at the reasonable request of the Plan, to assist the Plan in other matters of mutual interest, including, but not limited to, attendance at meetings with governmental authorities and Accreditation Agencies and participation in hearings of legislative bodies regulatory agencies.

         (c) PHE further agrees, at the reasonable request of the Plan, to assist the Plan in the development of responses to requests for proposals from employer associations and governmental programs including, without limitation, Medicaid or Medicare.

5.2      Amendment of Certificate of Authority. PHE agrees not to, nor shall it
         -------------------------------------
         permit PHE Providers to take any action or fail to take any action which, under applicable law, rules or regulations, would jeopardize the Plan's federal qualification or require the Plan to obtain an amendment to its certificate of authority without, in each instance, seeking the prior written approval of the Plan, which may be withheld in its sole discretion.


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.3      Indemnification
         ---------------

         [**************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ******************************************************]

         [************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ***********************************************]

         [******************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               **************************************************]

         [*********************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ************************************************]

         [***************************************************************
               *****************************************************************
               *****************************************************************
               **************************************************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               [****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               **********]

5.4      Effective Date of Coverage for Covered Persons. For the purpose of
         ----------------------------------------------
         Capitation Payments to PHE under this Agreement, and for this purpose only, the effective date of coverage for a Covered Person shall be deemed to be the first day of the month in which the Covered Person is enrolled in a Coverage Plan, if the Covered Person enrolls in a Coverage Plan within the first fifteen (15) days of a month and shall be the first day of the month following the month in which the Covered Person is enrolled in a Coverage


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         Plan, if the Covered Person enrolls in a Coverage Plan after the first fifteen days of a month.

5.5      Claims Processing.
         -----------------

         (a) General - To the extent that either the Plan and/or PHE or its respective subcontractor is designated to perform claims processing services ("CP Administrator") such party shall meet the claims processing standards set forth in Attachment 5.5.
                                                            --------------

         (b) Obligations To Pay Claims - The obligation of the CP Administrator to pay claims submitted for Covered Persons for Covered Services shall be limited to claims that have been submitted in accordance with the time period for coverage of claims of the respective Coverage Plan. [***********************
               *************************************************************
               ****************************************************************
               ***************************************************************
               ***************************************************] The CP
               Administrator shall be obligated to process only claims submitted in accordance with HCFA Form 1500 (for Physician claims) or UB-92- (for Institutional Facility claims) and if such claims are submitted in accordance with the claims submission methods approved by the Plan.

         (c)   Reporting

               i) Within [*********** days] of receiving a reasonable request from either party, the CP Administrator shall provide claims payment reports organized either by Covered Person or by Provider which contains sufficient detail to allow the requesting party to determine (a) whether each patient was a Covered Person on the date of each service; (b) the benefits available to each Covered Person; (c) the amounts charged, covered, and payable for each service; and (d) whether each service was pre-approved by the Utilization Management program.

               ii)    [************************************************
                      ********************************************************
                      ********************************************************
                      ********************************************************
                      ********************************************************
                      ********************************************************
                      ********************************************************
                      **********************************************]

               iii) By the [*********************] the CP Administrator shall provide to the parties an Electronic Claims Payable Report in the format set forth in Attachment 5.5.
                                                 --------------


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (d) Final Authority - The Plan shall have final authority to adjudicate disputes over denied claims by Covered Persons and PHE shall have such authority for claims submitted by Providers.

         (e) The CP Administrator shall have no responsibility to indemnify either party for erroneously paid claims attributed as Covered Services on behalf of Covered Persons.

                       SECTION 6 - TERM AND TERMINATION

6.1      Duration of Agreement and Renewal. The initial term of this Agreement
         ---------------------------------
         shall be for twenty (20) years commencing on the Effective Date. This Agreement shall thereafter automatically be renewed for successive five
         (5) year periods unless either party gives written notice of non-renewal to the other party at least one hundred and twenty (120) days prior to the annual renewal date, or unless this Agreement is terminated pursuant to the terms of this Section 6.

6.2      Mutual Consent. This Agreement may be terminated at any time upon the
         --------------
         mutual written consent of both parties.

6.3      Termination Without Cause. Prior to December 31, 2000, neither party
         -------------------------
         may terminate this Agreement without cause. After December 31, 2000, either party may terminate this Agreement without cause on ninety (90) days' prior written notice; [****************************************
         *********************************************************************
         ********************************]

         [*******************************************************************
               ****************************************************************
               ************************]

         [*******************************************************************
               *********************************************************]

6.4      Termination for Cause. Either party may terminate this Agreement after
         ---------------------
         a material breach, on the grounds set forth in this Section 6.4, by providing to the breaching party at least sixty (60) days' prior written notice of its intent to terminate this Agreement unless a shorter time period is required pursuant to the provisions of subparagraphs 3 and 5 of the definition of "material breach" set forth below. Such notice shall be accompanied by a statement setting forth the grounds for any alleged material breach of this Agreement. Such termination shall be effective no less than sixty (60) days after the date on which notice of the material breach is received by the breaching party. Notwithstanding, the foregoing, in no event shall this Agreement be terminated pursuant to Section 6.4 if:

         (a) the material breach has been cured within such sixty (60) day period or other period determined by the parties, to the reasonable satisfaction of the non-breaching party;


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (b) in the case of a material breach that can be cured, but cannot be cured within such sixty (60) days period, the breaching party has instituted corrective action within such sixty (60) day period and diligently implements such corrective action until the material breach is cured to the reasonable satisfaction of the non-breaching party.

         The term "material breach" includes the following:

                       1. Plan interferes with PHE's business arrangements with other Managed Care Organizations in violation of
                       Section 3.5(c);

                       2.      [*********************************************
                       ***************************************************
                       *******************************************************
                       **************************************]

                       3. Where Plan receives notice of the impending suspension or revocation of its Certificate of Authority from the State or receives notice of threatened termination of its federal qualification as an HMO from the U.S. Health Care Financing Administration, and such notice cites the Plan's failure to comply with duties or responsibilities for which PHE is contractually responsible and for which PHE has (i) received prior notice from the Plan of pending federal or state regulatory action and (ii) has failed to cure such compliance duties or responsibilities within the time period provided despite reasonably sufficient time to cure;

                       4.      PHE is in breach of Section 3.5(d); or

                       5. Where the Plan receives notice of termination from the (i) State employees health benefits plan; (ii) the Federal Employees Health Benefits Plan; (iii) the State Medicaid program or (iv) the Federal Medicare program (collectively "Special Payors") and such notice from such Special Payor cites the failure of the Plan to comply with duties or responsibilities for which PHE is contractually responsible and for which PHE has received reasonable advance notice of its noncompliance with the applicable Special Payor's requirements, and PHE failed to cure such violation within the stated cure period despite sufficient notice from the Plan.

         The rights and remedies of the parties upon termination with cause under this Agreement are set forth in Attachment 6.3, in addition to
                                               --------------
         all other rights and remedies available at law or in equity.


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.5      Immediate Termination. Either party may terminate this Agreement
         ---------------------
         immediately upon the following:

         (a) a party files a petition in or for bankruptcy, reorganization or an arrangement with creditors; make a general assignment for the benefit of creditors; be adjudged bankrupt; be unable to pay debts as they become due; have a trustee, receiver or other custodian appointed on its behalf; or should any other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding be commenced against it, which case or proceeding is not dismissed within sixty (60) days of filing;

         (b)   [***************************************************************
               *********]

         (c)   [***************************************************************
               ********************************************************]

 6.6     Danger to Health or Safety of Covered Persons. The Plan may require
         ---------------------------------------------
         that PHE cause the termination of any PHE Provider from participation in this Agreement immediately, upon written notice to PHE, whenever it or any State or federal regulatory agency reasonably believes that the health or safety of Covered Persons is endangered by actions of such PHE Provider. The Plan shall provide indemnification protections to PHE as set forth in Section 5.3(a) of this Agreement related to the Plan's determination and belief that the health or safety of Covered Persons is endangered, as provided in this Section 6.6.

 6.7     Continuation of Services. Any termination or non-renewal of this
         ------------------------
         Agreement shall not release PHE from fulfilling its obligations hereunder including, at the Plan's request, in the Plan's sole discretion, arranging for the provision of Covered Services for the benefit of Covered Persons until such time as, in the Plan's sole judgment, an orderly transfer of Covered Persons to other physicians and health care providers has been effected; [**********************
         *******************************************************************
         **************************************] Unless otherwise provided by
         State or Federal law (i.e., Medicare/Medicaid), the Plan shall make Capitation Payments to PHE as compensation for such services rendered pursuant to this Section, as set forth in Attachment 1.1.
                                                   --------------

 6.8     Non-Solicitation of Covered Persons
         -----------------------------------

         (a)   [**************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               *************************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (b) At any time during this Agreement, and for a period of [******] following the termination of this Agreement, [**************
               *****************************************************************
               *************************] PHE agrees that it and its Affiliates shall not, and shall require PHE Providers to agree that they will not:

               i)     [********************************************************
                      **********************************************************
                      **********************************************************
                      **********************************************************
                      **********************************************************
                      **********************************************************
                      **********************]

               ii)    [********************************************************
                      *********************************] or

               iii) solicit Covered Persons or groups to become enrolled with any Managed Care Organization [*******************
                      ***************************************************
                      **************]

         (c)   [**********************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               *****************************************************************
               ***********************************************]

         (d) Notwithstanding the above, nothing in this Section 6.8 shall be interpreted to restrict Providers in any way from discussing with Covered Persons any aspects of the Provider's rendering of Covered Services to such Covered Persons.

         (e)   [**********************************************************
               **************************************]

6.9      Right to Transfer Covered Persons. In addition to any other rights
         ---------------------------------
         granted to the Plan hereunder, as of the effective date of termination of this Agreement, pursuant to Sections 6.3(b), 6.4 or 6.5 or termination of a PHE Provider from participation under this Agreement, the Plan, subject to applicable laws, rules and regulations, may immediately transfer Covered Persons to Plan Providers or other PHE Providers, as appropriate.



6.10     Remedies. The parties acknowledges that it may be impossible to measure
         --------
         in money the damages to the other party if the breaching party fails to comply with any of the restrictions or obligations contained in this Agreement. If the non-breaching party determines that it does not have an adequate remedy at law and determines to pursue


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         relief in equity, then the breaching party agrees that, in addition to any other rights or remedies which the non-breaching party may have, the non-breaching party shall be entitled to immediate injunctive relief to enforce its restrictions or obligations without the necessity of posting a bond. In any action or proceeding brought in equity to enforce the provisions of this Agreement, the court shall have the power to render an award directing the breaching party to specifically perform in accordance with the provisions of this Agreement. If any restriction is held to be unenforceable because of the scope or duration of such provision or the geographic area covered thereby, the parties agree that the court making such determination shall have the power to reduce or limit the scope or duration or geographic area of such provision and, in its reduced form, said provision shall be fully enforceable as if set forth herein. All rights and remedies provided under this Agreement are cumulative and not alternative.

6.11     Dispute Resolution. If any dispute, controversy, or claim arises out
         ------------------
         of, or is related to this Agreement, or the breach thereof, except with respect to any matter covered under Sections 6.4 or 6.5, the parties shall first make their best efforts to resolve such dispute, controversy, or claim informally. If it cannot be resolved informally, the dispute, controversy, or claim shall be settled by arbitration by each selecting one (1) arbitrator from the list provided by the National Health Lawyers Association ("NHLA") Dispute Resolution
                                               ----
         Service. The two (2) arbitrators shall then select a fair and impartial third person from the list of arbitrators provided by the NHLA Dispute Resolution Service to complete a panel of three (3) arbitrators (the "Panel"). Each of the parties agree that the Panel shall conduct
          -----
         itself, and the arbitration proceedings, in accordance with the NHLA Alternative Dispute Resolution Service Rules of Procedure for Arbitration. Arbitration costs shall be borne equally by the parties; each party shall bear the costs of its own counsel and technical or consulting support in connection with the arbitration. Upon occurrence of any of the following events, which are expressly subject to this
         Section 6.11, either party may demand and be subject to arbitration as set forth herein:

         (a) Should either party undergo any material changes to the organizational structure or composition of the party or its Affiliates, including but not limited to a sale of assets, merger, consolidation, or any transaction that would materially affect the terms and conditions of this Agreement or would otherwise materially alter the management of the business affairs of the party; or

         (b) Should there be an adverse change in the law such that, in the opinion of the Plan's or PHE's legal counsel, materially and adversely affects the legality of this Agreement or the ability of that party to perform its obligations or receive the benefits intended under this Agreement, or

         (c) Unless otherwise required by state and federal law, where the Plan, in consultation with the appropriate state or federal regulatory entity having jurisdiction, determines that the number of PHE Providers is not sufficient to meet the needs of Covered Persons with respect to the availability, accessibility, or continuity of care necessary and such insufficiency has remained uncured for a period of forty-five (45) days following receipt of notice by the Plan declaring same.

                        SECTION 7 - GENERAL PROVISIONS

7.1    Entire Agreement; Modification.
       ------------------------------

       (a) This Agreement, its Exhibits and its Attachments (incorporated herein by reference), and any other documents incorporated by reference, constitute the entire understanding of the parties hereto and supersede any and all prior written or oral agreements, representations, or understandings.

       (b) Except as otherwise set forth herein, no modifications, discharges, amendments, or alterations to this Agreement shall be effective unless signed by both parties. Furthermore, neither this Agreement nor any modifications, discharges, amendments or alterations hereof shall be considered executed by, or binding upon, either party unless and until signed by officers of PHE and the Plan.

       (c) Minor or immaterial revisions by the Plan from time to time of its Policies and Procedures, including its Credentialing, Quality Improvement, Risk Management, Utilization Management, peer review and complaint resolution programs, the terms and conditions of the Provider Guide or the Coverage Plans, or any other right reserved to the Plan hereunder, shall not constitute a modification, amendment, or alteration to this Agreement which require the execution of a formal amendment to this Agreement signed by both parties. [*********************************************************
             **********************************************************]

       (d) The Plan or PHE may amend this Agreement, by providing thirty (30) days' prior written notice to the other party, in order to maintain compliance with applicable federal and/or state law, rules or regulations. Such amendment shall be binding .

7.2    Invalid Provisions. It is understood that any provision of this Agreement
       ------------------
       which is determined to be in violation of any state or federal law, rule or regulation shall be null and void and that any such determination shall not affect the validity or enforceability of any of the other provisions of this Agreement.

7.3    Governing Law. This Agreement shall be governed by and construed in
       -------------
       accordance with the laws of the State of New Jersey without giving effect to the principles of conflicts of law.

7.4    Compliance with Law. At all times during the term of this Agreement and
       -------------------
       during any period when PHE is providing continuation services, PHE and the Plan each agree that it shall, and PHE shall cause PHE Providers to comply with all applicable requirements of municipal, county, state and federal authorities, all applicable municipal and county


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

       ordinances and regulations; and all applicable state and federal statutes and regulations now or hereafter in force and effect to the extent that they bear upon the subject matter of this Agreement. These include, without limitation of the foregoing, applicable requirements under any confidentiality laws, privacy laws, fair employment practices or similar laws declaring discrimination in employment based upon race, color, creed, religion, sex, sexual preference, disabilities (including the Americans with Disabilities Act) or national origin as illegal and, if applicable, Title VII of the Civil Rights Act of 1964 or any applicable rule or regulation promulgated pursuant to any such laws described above. Each party shall be responsible for the payment of all applicable federal, state and local taxes relating to its business.

7.5    No Waiver. No responsibility, condition, or undertaking contained in this
       ---------
       Agreement may be waived except by the written agreement of the parties. Forbearance or indulgence in any other form by either party in regard to any responsibility, condition, or undertaking to be kept or performed by the other party shall not constitute a waiver thereof, and until complete satisfaction or performance of all such responsibilities, conditions, and undertakings have been satisfied, the other party shall be entitled to invoke any remedy available under this Agreement, despite any such forbearance or indulgence.

7.6    Notice. All notices, requests, demands and other communications which are
       ------
       required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by facsimile; the day after being sent, if sent for next day delivery by a recognized overnight delivery service as verified (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be given as follows:

       If to the Plan, addressed to:   HIP Health Plan of New Jersey
                                       One HIP Plaza
                                       North Brunswick, New Jersey 08902
                                       Facsimile Number: (732) 937-7792
                                       Attention: Victoria A. Wicks, President

       with a copy to:                 Frederick S. Title, Vice President
                                       and General Counsel
                                       HIP Health Plan of New Jersey
                                       One HIP Plaza
                                       North Brunswick, New Jersey 08902
                                       Facsimile Number: (732) 937-7792

       If to PHE, addressed to:        Pinnacle Health Enterprises, L.L.C.
                                       103 Eisenhower Parkway
                                       Third Floor
                                       Roseland, New Jersey 07068

                                       Facsimile Number: (973) 403-9358
                                       Attention: Paul Frankel, M.D.
                                       President

       and                             PHP Healthcare Corporation
                                       11440 Commerce Park Drive
                                       Reston, Virginia 20191
                                       Facsimile Number: (703) 758-7232
                                       Attention: Jerrold J. Hercenberg
                                       Senior Vice President and Counsel

7.7    Confidentiality
       ---------------

       (a) The Plan and PHE each acknowledge a duty to maintain the confidentiality of the relationship and arrangements between them, including but not limited to the payment terms of this Agreement. Both parties shall make no disclosure of the terms of their relationship beyond that contained in a mutually agreed written summary and shall not release all or any part of this Agreement to any Person without the prior written consent of the parties.

       (b) Both parties agree that confidential information furnished to each other in performance of this Agreement will not be discussed with third parties without the written consent of the other party. Both parties agree that unless otherwise indicated, information disclosed shall be deemed confidential and each party will be responsible for any breach of this provision by Affiliates, advisors, contractors and employees.

       (c)   [******************************************************************
             *******************************************************************
             *******************************************************************
             ******************************************************************
             *******************************************************************
             ****]

7.8    Ownership of Records. The parties acknowledge and agree that the business
       --------------------
       records of each party, including but not limited to those related to Covered Person eligibility, benefits, polices and procedures, manuals, and Coverage Plans and Covered Services shall remain the property of such party.

7.9    [**********************************************************************
       ***********************************************************************
       *******************************************************************
       **********}

7.10   [************************************************************************
       *********************************************************************
       ************************]


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.11   Duplicate Originals. This Agreement may be executed in two counterparts,
       -------------------
       each of which shall be deemed an original; however, all shall constitute one and the same Agreement.

7.12   Headings. The Section headings used herein are for reference and
       --------
       convenience only and shall not enter into the interpretation hereof. Any attachments, exhibits, tables or schedules referred to herein and/or attached or to be attached hereto are incorporated herein to the same extent as if set forth in full herein.

7.13   Assignment.
       ----------

       (a) This Agreement, and the right to receive payment hereunder, may not be assigned by PHE without the prior written consent of the Plan. Any attempt by PHE to assign this Agreement without the prior written consent of the Plan shall void the attempted assignment.

       (b) This Agreement may not be assigned by Plan without the prior written consent of PHE.

       (c) All provisions hereof shall be binding upon, inure to the benefit of, and be enforceable by and against the respective successors and permitted assigns of the parties hereto.

7.14   Force Majeure. Neither party shall be liable for an inability to meet its
       -------------
       obligations under this Agreement by "Force Majeure". "Force Majeure"
                                                             -------------
       means any cause beyond the control of a party, including but not limited to an act of God, act or omission of civil or military authorities of a state or nation, fire, strike, flood, riot, war, delay of transportation, or inability due to any of these causes to obtain necessary labor, materials or facilities; provided, however, that the lack of financial
                                --------  -------
       resources or the failure to maintain policies of insurance shall never be excused.

7.15   Construction of Agreement. This Agreement shall be construed without
       -------------------------
       regard to any presumption or other rules requiring construction against the party causing the Agreement to be drafted.

7.16   [*********************************************************************
       ************************************************************************
       ************************************************************************
       ************************************************************************
       *****************************************************]

7.17   Payments on Business Days. Any payments to be made hereunder which become
       -------------------------
       due and payable on a day other than a business day shall be due on the business day immediately following the day on which such payment would otherwise have been due hereunder.


PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.18   Prior Agreements. PHE agrees, and PHE shall cause PHE Providers to agree,
       ----------------
       that this Agreement supersedes any oral or written agreement to the contrary now existing or hereinafter entered into between PHE or PHE Providers and Covered Persons or Persons acting on Covered Persons' behalf, [**************************************************************
       ***********************************************************************
       *****************]

7.19   No Third-Party Beneficiaries. Except as provided in Section 3.6(h)(iv),
       ----------------------------
       this Agreement is not a third-party beneficiary contract and shall not in any manner whatsoever confer any rights upon or increase the rights of any Covered Person with respect to the Plan or the duties of the Plan to any Covered Person.

                                     *****

       IN WITNESS WHEREOF, this Agreement has been duly executed by the authorized representatives of the Plan and PHE, on July 24, 1997 to be effective on the Effective Date.

HIP OF NEW JERSEY, INC.                     PINNACLE HEALTH ENTERPRISES, L.L.C.

By: /s/ Anthony L. Watson                   By: /s/ Anthony M. Picini
   ----------------------------------          --------------------------------
Name: Anthony L. Watson                     Name: Anthony M. Picini
     --------------------------------            ------------------------------
Title: Chairman and CEO                     Title: Senior Vice President and
       ------------------------------              Chief Financial Officer
                                                   ----------------------------
Date:  July 24, 1997                        Date:  July 24, 1997
     --------------------------------            ------------------------------



PORTIONS OF THIS EXHIBIT MARKED BY "*" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.